SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                       -----

                                      FORM 8-K

                                   CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15 (d)

                      OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)  SEPTEMBER 13, 1996

                        ANCHOR GLASS CONTAINER CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-14770       22-2452609
(State or other jurisdiction of     (Commission    (IRS Employer
 incorporation)                      File Number)    ID Number)


ONE ANCHOR PLAZA, 4343 ANCHOR PLAZA PARKWAY, TAMPA, FL  33634
 (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (813) 884-0000


                       NOT APPLICABLE
(Former name or former address, if changed since last report)

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Item 3.           BANKRUPTCY OR RECEIVERSHIP.

         On September 13, 1996, the Registrant filed for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") by filing a petition in the United States Bankruptcy Court for the District of Delaware (the "Delaware Bankruptcy Court") (Case No. 96-1434). The Registrant will continue its operations in the ordinary course of business as debtor-in-possession, subject to the supervision and orders of the Delaware Bankruptcy Court.


Item 5.           OTHER EVENTS.

         On September 13, 1996, the Registrant entered into a letter of intent (the "Letter of Intent") with Ball Foster Glass Container Co., L.L.C. ("Ball Foster"), pursuant to which the Registrant would sell substantially all of its assets to Ball Foster for a cash purchase price. As set forth in the Letter of Intent, Ball Foster proposes to pay the Registrant at the closing $365 million in cash adjusted as follows: (i) increased by the amount of the trade payables existing on the Registrant's June 30, 1996 balance sheet, (ii) decreased by the amount of post- filing trade payables existing on the closing date, (iii) adjusted for changes in net tangible assets excluding pensions (net tangible assets being defined as acquired assets less assumed liabilities, as mutually agreed by the Registrant and Ball Foster), and (iv) adjusted for the change in the funded status of the Registrant's pension plans between June 30, 1996 and the closing date. The asset sale is subject to negotiation and execution of a definitive asset sale agreement by and between the Registrant and Ball Foster, to various other conditions set forth in the Letter of Intent attached as
Exhibit 99.2, and is subject to approval by the Delaware Bankruptcy Court as a sale free and clear of liens.


Item 7.           Financial Statements, Pro Forma Financial Information
                  AND EXHIBITS


         (c)      Exhibits.

         99.1              Press Release dated September 13, 1996.

         99.2 Letter of Intent dated September 13, 1996 by and between the Registrant and Ball Foster.

                                                     SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ANCHOR GLASS CONTAINER CORPORATION


                                         By: /S/ MARK A. KIRK
                                              Mark A. Kirk
                                              Senior Vice President and
                                              Chief Financial Officer


Dated:  September 16, 1996

                                  EXHIBIT INDEX


EXHIBIT                                     DESCRIPTION


99.1                       Press Release dated September 13, 1996.

99.2 Letter of Intent dated September 13, 1996 by and between Anchor Glass Container Corporation and Ball Foster Glass Container Co., L.L.C.